UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 Current Report
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (date of earliest event reported):
                                 August 13, 2007


                               ICOP DIGITAL, INC.
               (Exact name of company as specified in its charter)


          Colorado                    001-32560                84-1493152
----------------------------   ------------------------   ----------------------
(State or other jurisdiction   (Commission File Number)       (IRS Employer
      of incorporation)                                   Identification Number)

                   16801 W. 116th Street Lenexa, Kansas 66219
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               (Address of principal executive offices) (Zip code)

                                  913-338-5550
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              (Registrant's telephone number, including area code)




Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 2.02         Results of Operations and Financial Condition

     On August 13, 2007, ICOP Digital, Inc. (the "Company") issued a press release titled "ICOP DIGITAL REPORTS 121% REVENUE GROWTH IN FIRST SIX MONTHS OF 2007." A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

     The information contained in this current report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act") or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01         Financial Statements and Exhibits

(d)          Exhibits

Exhibit Number      Description

99.1 Press release entitled "ICOP DIGITAL REPORTS 121% REVENUE GROWTH IN FIRST SIX MONTHS OF 2007."

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                   ICOP DIGITAL, INC.


Date:  August 13, 2007             By:  /s/ David C. Owen
                                      ------------------------------------------
                                   Name:  David C. Owen
                                   Title:   Chairman and Chief Executive Officer